                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350
of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of Finlay Enterprises, Inc., (the "Company") does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended
April 30, 2005 (the "Report") that:

         1.  The Report fully complies with the requirements of Section 13(a) or
             15(d) of the Securities Exchange Act of 1934; and

         2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of
             operations of the Company.

Date: June 9, 2005

                                                         /s/ Bruce E. Zurlnick
                                                         -----------------------
                                                         Bruce E. Zurlnick
                                                         Senior Vice President,
                                                         Treasurer and Chief
                                                         Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the
United States Code) and is not being filed as part of the Report or as a separate disclosure document.